Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Annual Report of The Singing Machine, Inc. (the "Company") on Form 10-K for the year ended March 31, 2004 as filed with the SEC on or about the date hereof (the "Report"), I, Yi Ping Chan, Interim Chief Executive Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.


                                                   /s/    YI PING CHAN
                                                 -------------------------------
                                                          Yi Ping Chan
                                                 Interim Chief Executive Officer
                                                   and Chief Operating Officer
                                                  (Principal Executive Officer)

Date: July 14, 2004